EXHIBIT 10.1

JOVIAN ENERGY, INC.

2002 INCENTIVE EQUITY PLAN

1.  Purpose.  The purpose this Plan is to attract and retain  officers and other key employees of and consultants to Jovian Energy,  Inc. (the  "Corporation") and its  Subsidiaries  and to provide such persons with  incentives  and rewards for superior performance.

2. Definitions. As used in this Plan, "Appreciation Right" means a right granted Pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

"Base Price" means the price to be used as the basis for  determining the Spread upon the exercise of a Freestanding Appreciation Right.

"Board" means the Board of Directors of the Corporation.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the committee described in Section 14(a) of this Plan.

"Common  Shares" means (i) shares of the Common Stock, no par value, of the Corporation  and (ii) any security  into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 10 of this Plan.

"Date of Grant" means the date  specified  by the  Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted  Shares or Deferred  Shares shall become  effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

"Deferral  Period"  means the period of time during  which  Deferred  Shares are subject to deferral limitations under Section 7 of this Plan.

"Deferred Shares" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

"Effective Date" shall have the meaning set forth in Section 17.

"Free-standing  Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option  Right or similar right.

"Incentive Stock Option" means an Option Right that is intended to qualify as an "incentive  stock  option"  under  Section  422 of  the  Code  or any  successor provision thereto.

"Management   Objectives"  means  the  achievement  of  performance   objectives established  pursuant  to  this  Plan,  which  may  be  described  in  terms  of Corporation-wide objectives or objectives that are related to the performance of the individual Participant, or the Subsidiary,  division, department or function within the  corporation  or Subsidiary in which the  Participant  is employed or with respect to which the Participant provides consulting services. The Committee may adjust Management Objectives and the related minimum acceptable  level of  achievement  if, in the sole  judgment  of the  Committee, events or transactions  have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

"Market  Value per Share"  means the fair market  value of the Common  Shares as determined by the Committee from time to time.

"Nonqualified  Option"  means an Option Right that is not intended to qualify as an Incentive Stock Option.

"Optionee"  means  the  person  so  designated  in an  agreement  evidencing  an outstanding  Option Right or the  Successor  of an  Optionee,  as the context so requires.

"Option  Price" means the purchase  price payable upon the exercise of an Option Right.

"Option  Right" means the right to purchase  Common Shares from the  Corporation upon the exercise of a Nonqualified  Option or an Incentive Stock Option granted pursuant to Section 4 of this Plan.

"Participant"  means a  person  who is  selected  by the  Committee  to  receive benefits under this Plan and (i) is at that time an officer,  including  without limitation  an  officer  who may also be a member  of the  Board,  or other  key employee of or a consultant  to the  Corporation  or any  Subsidiary or (ii) has agreed  to  commence  serving  in  any  such  capacity,  or the  Successor  of a Participant, as the context requires.

"Performance  Period"  means,  in respect of a Performance  Share or Performance Unit,  a period of time  established  pursuant  to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

"Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

"Performance  Unit" means a bookkeeping  entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

"Reload Option Rights" means additional Option Rights  automatically  granted to an Optionee upon the exercise of Option Rights  pursuant to Section 4(f) of this Plan.

"Restricted Shares" means Common Shares granted or sold pursuant to Section 6 of this  Plan as to  which  neither  the  substantial  risk of  forfeiture  nor the restrictions on transfer referred to in Section 6 hereof has expired.

"Rule 16b-3" means Rule 16b-3,  as promulgated  and amended from time to time by the Securities  and Exchange  Commission  under the  Securities  Exchange Act of 1934, as amended, or any successor rule to the same effect.

"Spread" means, in the case of a Free-standing Appreciation Right, the amount by which the  Market  Value per  Share on the date when the  Appreciation  Right is exercised  exceeds the Base Price specified  therein or, in the case of a Tandem Appreciation  Right,  the amount by which the Market Value per Share on the date when the Appreciation  Right is exercised  exceeds the Option Price specified in the related Option Right.

"Subsidiary"  means any  corporation in which the  Corporation  owns or controls directly or indirectly  more than 50 percent of the total combined  voting power represented  by all classes of stock issued by such  corporation  at the time of the grant.

"Successor" of a Participant  means the legal  representative of the estate of a deceased  Participant  or the person or persons  who shall  acquire the right to exercise an award  hereunder by bequest or  inheritance or by reason of death of the Participant.

"Tandem  Appreciation  Right" means an  Appreciation  Right granted  pursuant to Section 5 of this Plan that is  granted  in tandem  with an Option  Right or any similar right granted under any other plan of the Corporation.

3. Shares and Performance Units Available under the Plan.

   (a) Subject to adjustment as provided in Section 10 of this Plan,  the number of Common Shares issued or transferred, plus the number of Common Shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 5,000,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.

For the purposes of this Section 3 (a):

      (i) Upon  payment in cash of the  benefit  provided  by any award  granted under this Plan,  any Common  Shares that were covered by that award shall again be available for issuance or transfer hereunder.

      (ii) Common  Shares  covered by any award granted under this Plan shall be deemed to have been issued or  transferred,  and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder,  at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted  Shares  shall be deemed to have been  issued or  transferred  at the earlier  of the time when they  cease to be  subject  to a  substantial  risk of forfeiture or the time when dividends are paid thereon.

   (b) The number of Performance Units that may be granted under this Plan shall not in the aggregate  exceed 100,000.  Performance  Units that are granted under this Plan, but are paid in Common Shares or are not earned by the Participant at the end of the  Performance  Period,  shall be  available  for future  grants of Performance Units hereunder.

4.  Option  Rights.  The  Committee  may from time to time  authorize  grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

   (a) Each  grant  shall  specify  the  number  of  Common  Shares  to which it pertains;  provided, however, that no participant shall be granted Option Rights for more than 100,000  Common Shares in any one fiscal year of the  Corporation, subject to adjustment as provided in Section 10 of this Plan.

   (b) Each grant shall specify an Option Price per Common  Share,  which may be less than,  equal to or greater  than the Market  Value per Share on the Date of Grant;  provided,  however, (i) the Option Price shall equal at least 85% of the Market  Value per  Share on the Date of Grant,  or (ii) the  Option  Price  with respect to each Incentive Stock Option shall not be less than 100% (or 110%,  in the case of an individual  described in Section  422(b)(6) of the Code (relating  to certain 10%  owners)) of the Market Value per Share on the Date of Grant.

   (c)  Each  grant  shall  specify  the  form  of  consideration  to be paid in satisfaction   of  the   Option   Price  and  the  manner  of  payment  of  such consideration,  which may  include  (i) cash in the form of currency or check or other cash  equivalents  acceptable  to the  Committee,  (ii) subject to Section 4(d),  non-forfeitable,  unrestricted Common Shares,  which are already owned by the  Optionee  and  have a value at the  time of  exercise  that is equal to the Option Price,  (iii) any other legal  consideration  that the Committee may deem appropriate,  including without limitation any form of consideration author-ized under  Section  4(d) below,  on such basis as the  Committee  may  determine  in accordance with this Plan and (iv) any combination of the foregoing.

   (d) On or after the Date of Grant of any Nonqualified  Option,  the Committee may  determine  that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer.  Unless otherwise  determined by the  Committee on or after the Date of Grant,  whenever any Option Price is paid in whole or in part by means of any of the forms of  consideration  specified in this Section 4(d), the Common Shares  received by the Optionee upon the exercise of the  Nonqualified  Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration  surrendered by  the  Optionee;   provided,  however,  that  such  risks  of  forfeiture  and restrictions  on transfer  shall apply only to the same number of Common  Shares received by the  Optionee as applied to the  forfeitable  or  restricted  Common Shares surrendered by the Optionee.

   (e) Any grant may provide for  deferred  payment of the Option Price from the proceeds of sale  through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

   (f) On or after the Date of Grant of any Option  Rights,  the  Committee  may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights,  including  Reload Option Rights for Common Shares or any other noncash consideration authorized under Sections 4(c) and (d) above.

   (g)  Successive  grants  may be made to the same  Participant  regardless  of whether  any  Option  Rights  previously   granted  to  the  Participant  remain unexercised.

   (h) Each grant shall specify the  conditions,  including as and to the extent determined by the Committee, the period or periods of continuous employment,  or continuous  engagement  of  the  consulting  services,  of the  Optionee  by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are  necessary  before the Option  Rights or  installments  thereof shall become exercisable,  and any grant may provide  for the earlier  exercise of the Option Rights,  including,  without limitation,  in the event of a change in control of the Corporation or other similar transaction or event.

   (i) Option Rights  granted  pursuant to this Section 4 might be  Nonqualified Options or Incentive Stock Options or combinations  thereof, as set forth in the award agreement.

   (j) On or after the Date of Grant of any Nonqualified  Option,  the Committeemay provide for the payment to the Optionee of dividend  equivalents  thereon in cash or  Common  Shares on a  current,  deferred  or  contingent  basis,  or the Committee may provide that any dividend  equivalents  shall be credited  against the Option Price.

   (k) No Option Right granted  pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant  (except that, in the case of an individual described in Section  422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option,  the term of such Option Right shall be no more than five years from the Date of Grant).

   (l) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the  Corporation by any officer  thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

   (m) The aggregate Market Value per Share, determined as of the Date of Grant, of the Common  Shares for which any  Optionee  may be  awarded  Incentive  Stock Options  which are first  exercisable  by the Optionee  during any calendar year under  this Plan (or any other  stock  option  plan  required  to be taken  into account under Section 422(d) of the Code) shall not exceed $100,000.

   (n) If and to the extent  otherwise  advisable herein or under the applicable option  agreement,  upon and  after the death of an  Optionee,  such  Optionee's Option  Rights,  to the extent  exercisable  after death may be exercised by the Successors  of the Optionee.  An Option Right may be  exercised,  and payment in full of the aggregate  Option Price made, by the  Successors of an Optionee only by written notice (in the form  prescribed by the Committee) to the  Corporation specifying the number of Common Shares to be purchased.  Such notice shall state that the  aggregate  Option Price will be paid in full, or that the Option Right will be exercised as otherwise  provided  hereunder,  in the  discretion  of the Corporation or the Committee, if and as applicable.

5. Appreciation  Rights. The Committee may also authorize grants to Participants of  Appreciation  Rights.  An  Appreciation  Right  shall  be  a  right  of  the Participant to receive from the Corporation an amount, which shall be determined by the  Committee  and shall be  expressed as a percentage  (not  exceeding  100 percent) of the Spread at the time of the exercise of an Appreciation Right. Any grant of  Appreciation  Rights  under  this Plan  shall be upon  such  terms and conditions  as the  Committee  may  determine in  accordance  with the following provisions:

   (a) Any grant may specify  that the amount  payable  upon the  exercise of an Appreciation  Right may be paid by the Corporation in cash, Common Shares or any combination  thereof and may (i) either grant to the  Participant  or reserve to the Committee the right to elect among those  alternatives  or (ii) preclude the right of the  Participant to receive and the  Corporation to issue Common Shares or other equity securities in lieu of cash; provided,  however,  that no form of consideration  or manner of  payment  that  would  cause Rule 16b- 3 to cease to apply to this Plan shall be permitted.

   (b) Any grant may specify  that the amount  payable  upon the  exercise of an Appreciation  Right shall not exceed a maximum specified by the Committee on the Date of Grant.

   (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights  shall become  exercisable  and (ii)  permissible  dates or periods on or during which Appreciation Rights shall be exercisable.

   (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Corporation or other similar transaction or event.

   (e) On or after the Date of Grant of any Appreciation  Rights,  the Committee may provide for the payment to the Participant of dividend  equivalents  thereon in cash or Common Shares on a current, deferred or contingent basis.

   (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the  Corporation by any officer  thereof and delivered to and accepted by the  Optionee  and shall  contain  such  other  terms and  provisions  as the Committee may determine consistent with this Plan.

   (g) Regarding Tandem  Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option  Right  (or  any  similar  right  granted  under  any  other  plan of the Corporation)  is also  exercisable  and  the  Spread  is  positive  and  (ii) by surrender of the related Option Right (or such other right) for cancellation.

   (h)   Regarding Free-standing Appreciation Rights only:

      (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

      (ii) Successive  grants may be made to the same Participant  regardless of whether  any  Free-standing   Appreciation  Rights  previously  granted  to  the Participant remain unexercised;  provided, however, that no participant shall be granted more than  100,000  Freestanding  Appreciation  Rights in any one fiscal year of the Corporation, subject to adjustment as provided in Section 10 of this Plan;

      (iii) Each grant shall  specify the  conditions,  including  as and to the extent  determined  by the  Committee,  the  period  or  periods  of  continuous employment,  or  continuous  engagement  of  the  consulting  services,  of  the Participant  by  the  Corporation  or any  Subsidiary,  or  the  achievement  of Management Objectives,  that are necessary before the Free-standing Appreciation Rights or  installments  thereof  shall  become  exercisable,  and any grant may provide  for the  earlier  exercise of the  Free-standing  Appreciation  Rights, including,  without  limitation,  in the  event of a change  in  control  of the Corporation or other similar transaction or event; and

      (iv) No  Freestanding  Appreciation  Right  granted under this Plan may be exercised more than 10 years from the Date of Grant.

6.  Restricted  Shares.  The  Committee  may also  authorize  grants or sales to Participants  of  Restricted  Shares  upon  such  terms  and  conditions  as the Committee may determine in accordance with the following provisions:

   (a)  Each  grant  or sale  shall  constitute  an  immediate  transfer  of the ownership  of  Common  Shares  to  the  Participant  in   consideration  of  the performance  of services,  or as and to the extent  determined by the Committee, the achievement of Management Objectives, entitling such Participant to dividend,  voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

   (b) Each grant or sale may be made without additional  consideration from the Participant or in  consideration  of a payment by the  Participant  that is less than the Market Value per Share on the Date of Grant.

   (c) Each grant or sale  shall  provide  that the  Restricted  Shares  covered thereby  shall be  subject  to a  "substantial  risk of  forfeiture"  within the meaning of Section 83 of the Code for a period to be determined by the Committee on the  Date of  Grant,  and any  grant  or sale  may  provide  for the  earlier termination  of such period,  including  without  limitation,  in the event of a change in control of the Corporation or other similar transaction or event.

   (d) Each grant or sale shall provide  that,  during the period for which such substantial  risk of  forfeiture  is to  continue,  the  transferability  of the Restricted  Shares shall be  prohibited  or  restricted in the manner and to the extent  prescribed by the Committee on the Date of Grant.  Such restrictions may include,  without  limitation,  rights of  repurchase  or first  refusal  in the Corporation  or  provisions  subjecting  the  Restricted  Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

   (e) Any  grant  or sale  may  require  that  any or all  dividends  or  other distributions   paid  on  the  Restricted  Shares  during  the  period  of  such restrictions  be  automatically  sequestered  and  reinvested on an immediate or deferred  basis in additional  Common  Shares,  which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

   (f) Each grant or sale shall be  evidenced  by an  agreement,  which shall be executed an behalf of the  Corporation  by any officer  thereof and delivered to and accepted by the  Participant  and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted  Shares,  shall be held in custody by the  Corporation  until all restrictions thereon lapse.

7. Deferred Shares. The Committee may also authorize grants or sales of Deferred Shares to  Participants  upon such terms and  conditions  as the  Committee  may determine in accordance with the following provisions:

   (a) Each grant or sale shall  constitute the agreement by the  Corporation to issue  or  transfer   Common  Shares  to  the   Participant  in  the  future  in consideration  of  the  performance  of  services   rendered,   subject  to  the fulfillment  during the Deferral  Period of such conditions as the Committee may specify.

   (b) Each grant or sale may be made without additional  consideration from the Participant or in  consideration  of a payment by the  Participant  that is less than the Market value per Share on the Date of Grant.

   (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period,  which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period,  including without limitation,  in the event of a change in control of the Corporation or other similar transaction or event.

   (d) During the Deferral Period,  the Participant  shall not have any right to transfer  any  rights  under the  subject  award,  shall not have any  rights of ownership  in the  Deferred  Shares  and  shall  not have any  right to vote the Deferred  Shares,  but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

   (e) Each grant or sale shall be  evidenced  by an  agreement,  which shall be executed on behalf of the  Corporation  by any officer  thereof and delivered to and accepted by the  Participant  and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

8.  Performance  Shares and Performance  Units. The Committee may also authorize grants of Performance  Shares and Performance  Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance  with the following provisions:

   (a) Each grant shall specify the number of Performance  Shares or Performance Units to which it  pertains,  which may be  subject  to  adjustment  to  reflect changes in compensation or other factors.

   (b) The  Performance  Period  with  respect  to  each  Performance  Share  or Performance  Unit shall be  determined by the Committee on the Date of Grant and may be subject to earlier  termination,  including,  without limitation,  in the event of a change in control of the Corporation or other similar  transaction or event.

   (c)  Each  grant  shall  specify  the  Management  Objectives  that are to be achieved by the Participant.

   (d)  Each  grant  shall  specify  in  respect  of  the  specified  Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for  determining the amount of any payment to be made if performance is at or above the minimum  acceptable level but falls short of full achievement of the specified Management Objectives.

   (e) Each grant shall  specify  the time and manner of payment of  Performance Shares or  Performance  Units  that shall  have been  earned,  and any grant may specify  that any such  amount may be paid by the  Corporation  in cash,  Common Shares or any  combination  thereof and may either grant to the  Participant  or reserve to the Committee the right to elect among those alternatives;  provided, however,  that no form of  consideration  or manner of payment  that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

   (f) Any grant of Performance  Shares may specify that the amount payable with respect thereto may not exceed a maximum  specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

   (g) On or after the Date of Grant of  Performance  Shares,  the Committee may provide for the payment to the  Participant of dividend  equivalents  thereon in cash or additional Common Shares on a current, deferred or contingent basis.

   (h) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the  Corporation by any officer  thereof and delivered to and accepted by the  Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

9.   Transferability.

   (a) No Option  Right or other  derivative  security  (as that term is used in Rule 16b-3) granted under this Plan may be  transferred by a Participant  except by will or the laws of descent and distribution.  Option Rights and Appreciation Rights  granted  under  this Plan may not be  exercised  during a  Participant's lifetime except by the Participant or, in the event of the  Participant's  legal incapacity,  by his  guardian  or legal  representative  acting  in a  fiduciary capacity on behalf of the Participant under state law and court supervision.

   (b) Any grant made under  this Plan may  provide  that all or any part of the Common Shares that are to be issued or transferred by the  Corporation  upon the exercise of Option Rights or Appreciation  Rights or upon the termination of the Deferral  Period  applicable  to  Deferred  Shares or in payment of  Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and  restrictions on transfer  referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

10.  Adjustments.  The Committee may make or provide for such adjustments in the number of Common Shares covered by outstanding  awards  granted  hereunder,  the Option Prices per Common Share or Base Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby,  as the Committee may in good faith determine to be equitably  required in order to prevent  dilution or  expansion of the rights of  Participants  that otherwise would result from (a) any stock dividend,  stock split, combination of shares,  re-capitalization  or other  change  in the  capital  structure  of the Corporation or (b) any merger,  consolidation,  spin-off,  spin-out,  split-off, split-up, reorganization,  partial or complete liquidation or other distribution of assets,  issuance of warrants or other rights to purchase  securities  or any other  corporate  transaction  or event  having an effect  similar to any of the foregoing.  In the event of any such  transaction  or event,  the  Committee may provide in substitution  for any or all outstanding  awards under this Plan such alternative  consideration  as it may in good faith  determine  to be  equitable under the circumstances and may require in connection therewith the surrender of all awards so  replaced.  Moreover,  the  Committee  may on or after the Date of Grant  provide in the  agreement  evidencing  any award under this Plan that the holder of the award may elect to  receive  an  equivalent  award in  respect  of securities  of the  surviving  entity  of any  merger,  consolidation  or  other transaction or event having a similar effect,  or the Committee may provide that the holder will  automatically be entitled to receive such an equivalent  award. The  Committee  may also make or provide  for such  adjustments  in the  maximum number of Common  Shares  specified  in Section  3(a) of this Plan,  the maximum number of Performance Units specified in Section 3(b), and the maximum number of Common Shares and Free-standing  Appreciation  Rights specified in Sections 4(a) and  5(h)(ii) of this Plan as the  Committee  may in good faith  determine to be appropriate  in order to reflect  any  transaction  or event  described  in this Section 10.

11.  Fractional  Shares.  The  Corporation  shall not be  required  to issue any fractional  Common Shares  pursuant to this Plan.  The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

12.  Withholding  Taxes.  To the extent  that the  Corporation  is  required  to withhold federal,  state,  local or foreign taxes in connection with any payment made or benefit  realized by a Participant  or other person under this Plan, and the amounts  available to the Corporation for the withholding are  insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit  that the  Participant  or such other person make  arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Committee and subject to the provisions of Rule 16b-3, any such arrangements may include  relinquishment of a portion of any such payment or benefit.  The  Corporation and any Participant or such other person may also make  similar  arrangements  with  respect to the payment of any taxes with respect to which withholding is not required.

13.  Certain  Terminations  of Employment or Consulting  Services,  Hardship and Approved Leaves of Absence.  Notwithstanding any other provision of this Plan to the contrary,  in the event of termination of employment or consulting  servicesby reason of death, disability,  normal retirement,  early retirement,  with theconsent of the Corporation,  termination of employment or consulting services to enter  public  service with the consent of the  Corporation  or leave of absence approved  by the  Corporation,  or in the  event of  hardship  or other  special circumstances,  of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not  lapsed,  any  Deferred  Shares as to which the  Deferral  Period is not complete,  any Performance  Shares or Performance Units that have not been fully earned,  or any  Common  Shares  that are  subject to any  transfer  restriction pursuant to Section 9(b) of this Plan, the Committee may take any action that it deems to be equitable  under the  circumstances  or in the best interests of the Corporation,  including without limitation,  waiving or modifying any limitation or requirement with respect to any award under this Plan.

14. Administration of the Plan.

   (a) This Plan shall be administered by a Committee of the Board,  which shall be composed  of not less than two members of the Board,  each of whom shall be a "disinterested person" within the meaning of Rule 16b-3.

   (b) The  interpretation and construction by the Committee of any provision of this Plan or any  agreement,  notification  or document  evidencing the grant of Option  Rights,   Appreciation  Rights,   Restricted  Shares,  Deferred  Shares, Performance  Shares or Performance Units, and any determination by the Committee pursuant to any provision of this Plan or any such  agreement,  notification  or document,  shall be final and  conclusive.  No member of the Committee  shall be liable for any such action taken or determination made in good faith.

15.   Amendments and Other Matters.

   (a) This Plan may be amended  from time to time by the  Committee;  provided, however,  that except as expressly  authorized by this Plan,  no such  amendment shall  increase  the number of Common  Shares  specified in Section 3(a) hereof, increase the number of Performance  Units  specified in Section 3(b) hereof,  or otherwise  cause this Plan to cease to satisfy any applicable  condition of Rule 16b-3, without further approval of the Stockholders of the Corporation.

   (b) With the  concurrence  of the affected  Participant,  the  Committee  may cancel any agreement  evidencing  Option Rights or any other award granted under this Plan.  In the event of any such  cancellation,  the Committee may authorize the granting of new Option  Rights or other awards  hereunder,  which may or may not cover the same  number of  Common  Shares or  Performance  Units as had been covered by the canceled  Option Rights or other award,  at such Option Price, in such manner and subject to such other terms,  conditions and discretion as would have been  permitted  under this Plan had the  canceled  Option  Rights or other award not been granted.

   (c) The  Committee  may grant  under  this Plan any award or  combination  of awards  authorized  under this Plan in exchange for the cancellation of an award that was not granted under this Plan,  including  without  limitation  any award that was granted  prior to the adoption of this Plan by the Board,  and any such award or  combination  of awards so granted under this Plan may or may not cover the same number of Common  Shares as had been covered by the canceled  award and shall be subject to such other terms,  conditions  and  discretion as would have been permitted under this Plan had the canceled award not been granted.

   (d) This Plan shall not confer upon any Participant any right with respect to continuance  of  employment  or  other  service  with  the  Corporation  or  any Subsidiary  and  shall  not  interfere  in any  way  with  any  right  that  the Corporation   or  any   Subsidiary   would   otherwise  have  to  terminate  any Participant's employment or other service at any time.

   (e) (i) To the  extent  that any  provision  of this Plan would  prevent  any Option Right that was  intended to qualify as an Incentive  Stock Option from so qualifying,  any such provision  shall be null and void with respect to any such Option Right: provided,  however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

        (ii) Any award that may be made  pursuant to an  amendment  to this Plan that shall have been  adopted  without the approval of the  Stockholders  of the Corporation  shall be null and void if it is  subsequently  determined that such approval  was  required  in order  for this  Plan to  continue  to  satisfy  the applicable conditions of Rule 16b-3.

16.  Termination of the Plan. No further awards shall be granted under this Plan after the passage of 10 years from the date on which this Plan is first approved by the Stockholders of the Corporation.

17.  Effective Date. The effective date of this Plan (the Effective Date") shall be October 15, 2002,  provided,  however,  that this Plan and each award granted hereunder  shall be void and of no force or effect  until and  unless  this Plan shall have been  approved by a vote of the holders of the majority of the Common Shares of the Corporation  present,  or  represented,  and entitled to vote at a meeting duly held in accordance with Colorado law.

18.  Non-transferability.  Each award granted under this Plan shall by its terms be  nontransferable  by the Participant except by will or the laws of decent and distribution  of the state wherein the  Participant  is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers,  to the  extent  consistent  with Rule  16b-3;  where  the  Committee concludes that such  transferability does not result in accelerated taxation and is otherwise appropriate and desirable.